UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

May 31, 2006
(Date of earliest event reported)

QUANEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5725	38-1872178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas		77027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Adoption of Form Award Agreements under the Quanex Corporation 2006 Omnibus Incentive Plan

On May 31, 2006, the Compensation and Management Development Committee (the “Committee”) of the Board of Directors of Quanex Corporation (the “Company”), approved 21 forms of award agreement to be used in connection with various awards that may be granted to employees, executives and non-employee directors of the Company under the Quanex Corporation 2006 Omnibus Incentive Plan (the “Plan”). From time to time in the future, and pursuant to the terms and conditions of these forms of award agreement and the Plan, the Committee may grant stock options, restricted stock, restricted stock units, performance stock, performance units, stock appreciation rights, other stock based awards and annual incentive awards.

In reviewing the form agreements attached as Exhibits to this Form 8-K, it is first helpful to explain the drafting convention that has been followed in creating the forms. Many of the award types covered by these forms allow for flexibility in choosing whether the award is (a) settled in cash or settled in stock, and (b) subject to cliff vesting, graded vesting or immediate vesting. To reflect these different choices, brackets and different fonts have been used to reflect the language that will be included for a particular “type” of award. As an example, it may be helpful to examine the Stock Option Agreement for Employees, attached as Exhibit 10.1. This award allows for discretion in deciding whether a particular stock option is subject to Cliff Vesting or Graded Vesting. As the legend at the bottom of the first page indicates, any language that relates to cliff vesting is bracketed in [bold italics]. Any language relating to graded vesting, on the other hand, is bracketed in [bold underline]. Thus, in order to use this form to create a Stock Option Agreement with graded vesting, the Board would simply delete any language that appears in [bold italics], and keep all language that appears in [bold underline]. A similar convention is used for those awards that allow for either cash settlement or stock settlement.

The various forms of award agreement approved by the Committee are attached to this current report on Form 8-K as Exhibits 10.1 through 10.21.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of businesses acquired.

Not applicable

(b)           Pro forma financial information.

Not applicable

(c)           Exhibits.

10.1                 Form of Stock Option Agreement for Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.2                 Form of Stock Option Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan

10.3                 Form of Stock Option Agreement for Non-Employee Directors under the Quanex Corporation 2006 Omnibus Incentive Plan

10.4                 Form of Restricted Stock Award Agreement for Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.5                 Form of Restricted Stock Award Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan

10.6                 Form of Restricted Stock Award Agreement for Non-Employee Directors under the Quanex Corporation 2006 Omnibus Incentive Plan

10.7                 Form of Restricted Stock Unit Award Agreement for Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.8                 Form of Restricted Stock Unit Award Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan

10.9                 Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Quanex Corporation 2006 Omnibus Incentive Plan

10.10               Form of Performance Stock Award Agreement for Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.11               Form of Performance Stock Award Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan

10.12               Form of Performance Stock Award Agreement for Non-Employee Directors under the Quanex Corporation 2006 Omnibus Incentive Plan

10.13               Form of Performance Unit Award Agreement for Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.14               Form of Performance Unit Award Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan

10.15               Form of Performance Unit Award Agreement for Non-Employee Directors under the Quanex Corporation 2006 Omnibus Incentive Plan

10.16               Form of Stock Appreciation Right Agreement for Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.17               Form of Stock Appreciation Right Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan

10.18               Form of Stock Appreciation Right Agreement for Non-Employee Directors under the Quanex Corporation 2006 Omnibus Incentive Plan

10.19               Form of Other Stock Based Award Agreement for Executives and Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.20               Form of Other Stock Based Award Agreement for Non-Employee Directors under the Quanex Corporation 2006 Omnibus Incentive Plan

10.21               Form of Annual Incentive Award Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX CORPORATION
(Registrant)

June 6, 2006	/s/ KEVIN P. DELANEY
(Date)	Kevin P. Delaney
Senior Vice President – General Counsel and
Secretary

Exhibit Index

10.1	Form of Stock Option Agreement for Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.2	Form of Stock Option Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan

10.3	Form of Stock Option Agreement for Non-Employee Directors under the Quanex Corporation 2006 Omnibus Incentive Plan

10.4	Form of Restricted Stock Award Agreement for Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.5	Form of Restricted Stock Award Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan

10.6	Form of Restricted Stock Award Agreement for Non-Employee Directors under the Quanex Corporation 2006 Omnibus Incentive Plan

10.7	Form of Restricted Stock Unit Award Agreement for Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.8	Form of Restricted Stock Unit Award Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan

10.9	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Quanex Corporation 2006 Omnibus Incentive Plan

10.10	Form of Performance Stock Award Agreement for Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.11	Form of Performance Stock Award Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan

10.12	Form of Performance Stock Award Agreement for Non-Employee Directors under the Quanex Corporation 2006 Omnibus Incentive Plan

10.13	Form of Performance Unit Award Agreement for Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.14	Form of Performance Unit Award Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan

10.15	Form of Performance Unit Award Agreement for Non-Employee Directors under the Quanex Corporation 2006 Omnibus Incentive Plan

10.16	Form of Stock Appreciation Right Agreement for Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.17	Form of Stock Appreciation Right Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan

10.18	Form of Stock Appreciation Right Agreement for Non-Employee Directors under the

Quanex Corporation 2006 Omnibus Incentive Plan

10.19	Form of Other Stock Based Award Agreement for Executives and Employees under the Quanex Corporation 2006 Omnibus Incentive Plan

10.20	Form of Other Stock Based Award Agreement for Non-Employee Directors under the Quanex Corporation 2006 Omnibus Incentive Plan

10.21	Form of Annual Incentive Award Agreement for Executives under the Quanex Corporation 2006 Omnibus Incentive Plan